EXHIBIT 32.1

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his or her capacity as an officer of e.Digital Corporation (the "Company"), that, to his or her knowledge, the Quarterly Report of the Company on Form 10-Q for the period ended December 31, 2004, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Dated: February 14, 2005


         /s/ ATUL ANANDPURA
         ---------------------------------------------------------------
         Atul Anandpura,
         Chief Executive Officer (Principal Executive Officer)


Dated: February 14, 2005


         /s/ RENEE WARDEN


         Renee Warden,
         ---------------------------------------------------------------
         Chief Accounting Officer,
         Treasurer and Corporate Secretary (Principal Financial Officer)